$[112,457,000]MM

(Approximate)

MASTR Seasoned Securitization Trust 2004-1

(Issuer)

MSSTR 2005-1

Mortgage Asset Securitization Transactions, Inc.

(Depositor)

UBS Real Estate Securities Inc.

(Transferor)

Wells Fargo Bank, N.A.

(Master Servicer)

Mortgage Pass-Through Certificates, Series 2005-1

Class	Initial Certificate Principal Balance or Notional Amount (1)(2)	Initial Pass Through Rate	Principal Types	Initial W.A. Months to Reset	W.A. Net Reset Margin(6)(7)	Expected Initial Rating of Offered Certificates(3)

Offered Certificates
Group 1	NOT OFFERED HEREBY
Group 2	NOT OFFERED HEREBY
Class 3-A-1	$55,940,000	5.852%(4)	Senior, Pass-Through	32	2.15%	AAA
Class 4-A-1	$50,865,000	5.978%(5)	Super Senior, Pass-Through	44	2.22%	AAA
Class 4-A-2	$5,652,000	5.978%(5)	Senior Support, Pass-Through	44	2.22%	AAA
Class A-LR	NOT OFFERED HEREBY
Class A-UR	NOT OFFERED HEREBY
Subordinate Certificates	NOT OFFERED HEREBY
Non-Offered Certificates
Subordinate Certificates	NOT OFFERED HEREBY

______________________________________________________________________________________________

The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein relating to the mortgage loans will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.

______________________________________________________________________________________________

(1)

Approximate, subject to adjustment as described in the prospectus supplement.

(2)

Assumes variance of +/- 5%.

(3)

Ratings are expected from two of the following three rating agencies: Fitch, Moody's and S&P.

(4)

The pass-through rate for the Class 3-A-1 certificates for each distribution date will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the third loan group, weighted on the basis of the outstanding principal balances of the loans in the third loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date).

(5)

The pass-through rate for the Class 4-A-1 and the Class 4-A-2 certificates for each distribution date will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the fourth loan group, weighted on the basis of the outstanding principal balances of the loans in the fourth loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date).

(6)

Net of servicing fees.

(7)

Margin based off of six-month LIBOR, one-year LIBOR, and one-year CMT.

Summary

Relevant Parties

Issuer

MASTR Seasoned Securitization Trust 2004-1. The trust will be established under a pooling and servicing agreement among Mortgage Asset Securitization Transactions, Inc., as depositor, Wells Fargo Bank, N.A., as master servicer and trust administrator, UBS Real Estate Securities Inc., as transferor, and [___________], as trustee.

Depositor

Mortgage Asset Securitization Transactions, Inc., a Delaware corporation.  The depositor’s address is 1285 Avenue of the Americas, New York, New York 10019, telephone number (212) 713-2000.  See “The Depositor” in the prospectus.

Master Servicer and

Trust Administrator

Wells Fargo Bank, N.A., a national banking association.  Wells Fargo Bank, N.A. maintains an office at 9062 Old Annapolis Road, Columbia, Maryland 21045.  See “The Master Servicer and the Servicers—The Master Servicer” in the prospectus supplement.

Transferor

UBS Real Estate Securities Inc.  The transferor’s address is 1285 Avenue of the Americas, New York, New York 10019, telephone number (212) 713-2000.

Trustee

[____________], a [_____________].  The trustee’s principal office is [_____________].  See “The Pooling and Servicing Agreement—The Trustee” in the prospectus supplement.

Relevant Dates

Cut-Off Date

March 1, 2005.

Closing Date

On or about March 30, 2005.

Investor Settle Date

On or about March 31, 2005.

Distribution Date

The 25th day of each month or, if that day is not a business day, the next business day, beginning in April 2005.

Interest Accrual Period

For each class of certificates, the calendar month immediately prior to the month in which the relevant distribution date occurs.

The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.

Optional Termination

The master servicer may, at its option, purchase all but not less than all of the loans in the trust on any distribution date on or after the first date on which the current aggregate scheduled principal balance, as of that date of determination, is less than 1% of the aggregate scheduled principal balance of the loans as of the cut-off date.

Credit Enhancement

Credit enhancements may reduce the harm caused to holders of certificates by shortfalls in payments collected on the loans.  Credit enhancements can reduce the effect of shortfalls on all classes of offered certificates, or they can allocate shortfalls so they affect some classes before others.

Subordination.  The Class 3-A-1, Class 4-A-1 and Class 4-A-2 certificates will receive distributions of interest and principal, as applicable, before the subordinate certificates are entitled to receive distributions of interest or principal.  The subordinate certificates will, in reverse order of alphanumerical class designation, absorb most losses on the related mortgage loans, other than certain excess losses, prior to the Class 3-A-1, Class 4-A-1 and Class 4-A-2 certificates. In addition, any realized losses otherwise allocable to the Class 4-A-1 Certificates will instead be allocated first to Class 4-A-2  Certificates.

Last Scheduled

Distribution Date

[April] 25, 2035

Collateral

The Trust’s main source of funds for making distributions on the Class 3-A-1, Class 4-A-1 and Class 4-A-2 certificates will be collections on two pools of closed-end, adjustable-rate loans secured by first mortgages or deeds of trust on residential one- to four-family properties.  The Trust will also be entitled to collections on two other pools of closed-end, fixed rate loan secured by first mortgages or deeds of trust on residential one- to four-family properties.

Tax Status

Elections will be made to treat a portion of the assets of the trust as multiple separate real estate mortgage investment conduits or REMICs for federal income tax purposes.  The offered certificates, other than the Class A-LR and Class A-UR certificates will be treated as debt instruments of a REMIC for federal income tax purposes.  The Class A-LR certificates will represent ownership of the residual interests in one or more lower-tier REMICs that hold the loans, and the Class A-UR certificates will represent ownership of the residual interest in each remaining REMIC.

ERISA Considerations

If you are a fiduciary of any retirement plan or other employee benefit arrangement subject to the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, you should consult with counsel as to whether you can buy or hold an offered certificate.

The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.